UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22240

Partners Group Private Equity (Institutional), LLC

(Exact name of registrant as specified in charter)
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

 (Address of principal executive offices) (Zip code)

Brooks Lindberg
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

 (Name and address of agent for service)

registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY (INSTITUTIONAL), LLC

(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2014

(Including the Consolidated Financial Statements of
Partners Group Private Equity (Master Fund), LLC)

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)
Table Of Contents

For the Year Ended March 31, 2014

Report of Independent Registered Public Accounting Firm	1
Statement of Assets, Liabilities and Members' Equity	2
Statement of Operations	3
Statements of Changes in Members' Equity	4
Statement of Cash Flows	5
Financial Highlights	6
Notes to Financial Statements	7-10
Fund Management	11-12
Other Information	13-15
Consolidated Financial Statements of Partners Group Private Equity (Master Fund), LLC	Appendix I

1

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)
Report of Independent Registered Public Accounting Firm

For the Year Ended March 31, 2014

To the Board of Managers and Members of
Partners Group Private Equity (Institutional), LLC:

In our opinion, the accompanying statement of assets, liabilities and members’ equity, and the related statements of operations, of changes in members’ equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Partners Group Private Equity (Institutional), LLC (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its members’ equity for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

May 30, 2014

2

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Statement of Assets, Liabilities and Members’ Equity – March 31, 2014

Assets
Investment in Partners Group Private Equity (Master Fund), LLC, at fair value (cost $60,036,477)	$82,036,265
Receivable for interests repurchased by Partners Group Private Equity (Master Fund), LLC	2,836,648
Cash	3
Interest receivable	15

Total Assets	$84,872,931

Liabilities
Repurchase amounts payable	$2,836,602
Accounting and administration fees payable	21,811
Professional fees payable	8,750
Custodian fees payable	600
Registration fees payable	900
Other expenses payable	3,433

Total Liabilities	$2,872,096

Members' Equity	$82,000,835

Members' Equity consists of:
Members' Equity Paid-in	$62,698,741
Accumulated net investment income	1,673,799
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency translation	6,590,967
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	13,228,707
Accumulated Adviser's Incentive Allocation	(2,191,379)

Total Members' Equity	$82,000,835

Number of Outstanding Units	5,101,439

Net Asset Value per Unit	$16.07

The accompanying notes are an integral part of these Financial Statements.

3

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Statement of Operations – For the Year Ended March 31, 2014

Fund Investment Income	$105

Fund Operating Expenses
Accounting and administration fees	61,024
Professional fees	7,000
Registration fees	6,080
Custodian fees	2,400
Other expenses	19,975
Total Operating Expenses	96,479

Investment Income Allocated from Partners Group Private Equity (Master Fund), LLC
Investment Income	2,498,934
Expenses	(1,085,669)
Total Investment Income Allocated from Partners Group Private Equity (Master Fund), LLC	1,413,265

Net Investment Income	1,316,891

Net Realized Gain and Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts and Foreign Currency Allocated from Partners Group Private Equity (Master Fund), LLC
Net realized gain from investments and forward foreign currency contracts	1,201,771
Net realized gain on foreign currency translation	323
Net realized gain distributions from primary and secondary investments	3,073,798
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	4,042,644

Net Realized Gain and Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts and Foreign Currency Allocated from Partners Group Private Equity (Master Fund), LLC	8,318,536

Adviser's Incentive Allocation Allocated from Partners Group Private Equity (Master Fund), LLC	(973,099)

Net Increase in Members' Equity from Operations	$8,662,328

The accompanying notes are an integral part of these Financial Statements.

4

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Statements of Changes in Members’ Equity – For the Years Ended March 31, 2013 and 2014

Members’ Equity
Members' Equity at March 31, 2012	$33,873,339
Capital contributions	18,341,882
Capital tenders	(6,638,535)
Net investment income	490,638
Net realized gain from investments and forward foreign currency contracts	132,825
Net realized gain on foreign currency translation	10,857
Net realized gain distributions from primary and secondary investments	977,734
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	2,511,398
Adviser's Incentive Allocation	(420,714)

Members' Equity at March 31, 2013	$49,279,424
Capital contributions	32,393,527
Capital tenders	(8,334,444)
Net investment income	1,316,891
Net realized gain from investments and forward foreign currency contracts	1,201,771
Net realized gain on foreign currency translation	323
Net realized gain distributions from primary and secondary investments	3,073,798
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	4,042,644
Adviser's Incentive Allocation	(973,099)

Members' Equity at March 31, 2014	$82,000,835

Units outstanding at March 31, 2012	2,642,184 *
Units sold	1,341,495 *
Units redeemed	(485,197)*
Units outstanding at March 31, 2013	3,498,482
Units sold	2,150,209
Units redeemed	(547,252)
Units outstanding at March 31, 2014	5,101,439

*	Adjusted for 100 for 1 change in units, effective October 1, 2012.

The accompanying notes are an integral part of these Financial Statements.

5

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Statement of Cash Flows – For the Year Ended March 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$8,662,328
Adjustments to reconcile Net Increase in Members' Equity from Operations to net cash used in operating activities:
Purchases of interests in Partners Group Private Equity (Master Fund), LLC	(24,059,057)
Net investment income allocated from Partners Group Private Equity (Master Fund), LLC	(1,413,265)
Net realized gain from investments and forward foreign currency contracts allocated from Partners Group Private Equity (Master Fund), LLC	(1,201,771)
Net realized gain on foreign currency translation allocated from Partners Group Private Equity (Master Fund), LLC	(323)
Net realized gain distributions from primary and secondary investments allocated from Partners Group Private Equity (Master Fund), LLC	(3,073,798)
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation allocated from Partners Group Private Equity (Master Fund), LLC	(3,953,750)
Adviser's Incentive Allocation allocated from Partners Group Private Equity (Master Fund), LLC	973,099
Increase in receivable for interests repurchased by Partners Group Private Equity (Master Fund), LLC	(684,863)
Increase in interest receivable	(11)
Increase in accounting and administration fees payable	12,902
Increase in custodian fees payable	200
Decrease in registration fees payable	(150)
Decrease in other expenses payable	(5,460)
Net Cash Used in Operating Activities	(24,743,919)

CASH FLOWS FROM FINANCING ACTIVITIES
Members' capital contributions	32,393,527
Members' capital tenders	(7,649,605)
Net Cash Provided by Financing Activities	24,743,922

Net change in cash and cash equivalents	3

Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at End of Year	$3

The accompanying notes are an integral part of these Financial Statements.

6

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Financial Highlights

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011		Period from Commencement of Operations - July 1, 2009 through March 31, 2010
Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING OF PERIOD	$14.09	$12.82 (2)	$11.90 (2)	$10.36	(2)	$10.00	(2)(3)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.23	0.15 (2)	0.10 (2)	(0.03	)(2)	(0.15	)(2)
Net realized and unrealized gain on investments	1.75	1.12 (2)	0.82 (2)	1.57	(2)	0.51	(2)

Net Increase in Members' Equity from Operations	1.98	1.27 (2)	0.92 (2)	1.54	(2)	0.36	(2)

NET ASSET VALUE, END OF PERIOD	$16.07	$14.09	$12.82 (2)	$11.90	(2)	$10.36	(2)

TOTAL RETURN (4)	14.05%	9.91%	7.70%	14.93%		3.57	%(5)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000's)	82,001	49,279	33,873	28,618		21,621
Net investment income (loss) to average net assets, excluding Incentive Allocation	2.05%	1.25%	0.65%	(0.50)%		(3.36	)%(6)
Ratio of gross expenses to average net assets, excluding Incentive Allocation (7)	1.84%	1.86%	1.83%	2.51%		5.31	%(6)(8)
Ratio of expense recoupment (waiver) to average net assets	0.00%	0.00%	0.23%	(0.21)%		(1.15)%
Ratio of net expenses to average net assets, excluding Incentive Allocation (9)	1.84%	1.86%	2.06%	2.30%		4.16	%(6)(8)
Ratio of Incentive Allocation to average net assets	1.51%	1.07%	0.87%	1.61%		0.83	%(5)
Portfolio Turnover	26.77%	15.47%	8.39%	5.71%		0.00%

(1)	Selected data for a unit of membership interest outstanding throughout the period.

(2)	Adjusted for 100 for 1 change in units, effective October 1, 2012.

(3)	The net asset value for the beginning period July 1, 2009 (Commencement of Operations) through March 31, 2010 represents the initial contribution per unit of $10.

(4)
Total return based on per unit net asset value reflects the changes in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested.

(5)	Not annualized.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(8)	The organizational expenses are not annualized for the ratio calculation.

(9)	Effective February 1, 2010, the Fund’s expense ratio is voluntarily capped at 2.30%. See note 2.e. for a more thorough Expense Limitation Agreement discussion.

The accompanying notes are an integral part of these Financial Statements.

7

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2014

1. Organization

Partners Group Private Equity (Institutional), LLC (the “Fund”) was organized as a limited liability company under the laws of the State of Delaware on August 4, 2008 and commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The objective of the Fund is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments. To achieve its objective, the Fund invests substantially all of its assets in limited liability company interests (“Interests”) in Partners Group Private Equity (Master Fund), LLC (the “Master Fund”), a limited liability company organized under the laws of the State of Delaware, which is also registered under the 1940 Act. In addition to the Fund, three other closed-end, non-diversified investment companies also invest substantially all of their respective assets in Interests in the Master Fund (the Fund and each such other investment company, individually a “Feeder Fund” and collectively, the “Feeder Funds”). Collectively, the Feeder Funds own all of Interests in the Master Fund.

The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. A Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. The Board also acts as the board of managers of the Master Fund (the “Master Fund Board”) and of each of the other Feeder Funds. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. Units of limited liability company interests in the Fund (“Units”) are offered only to investors that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. Holders of Units (“Members”) of the Fund do not own any direct interest in the Master Fund.

The Fund’s financial statements should be read in conjunction with the Master Fund’s consolidated financial statements, which are included as Appendix I.

At March 31, 2014, the Fund owned 8.61% of the Interests in the Master Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

The Fund values its investment in the Master Fund at the net asset value of the Interests in the Master Fund owned by the Fund. The net asset value of the Interests in the Master Fund is determined by the Master Fund. Investments held by the Master Fund include direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”). The Master Fund values interests in Private Equity Investments at fair value in accordance with procedures (the “Valuation Procedures”), which have been approved by the Board and the Master Fund Board. The fair values of Private Equity Investments determined on behalf of the Master Fund by the Adviser in accordance with the Valuation Procedures are estimates. In the case of a Private Equity Fund Investment, the fair value is net of management and performance incentive fees or allocations that may be payable pursuant to the constituent documents of such investment fund.

c. Allocations from the Master Fund

In accordance with U.S. GAAP, the Fund, as the holder of Interests in the Master Fund, records in its financial statements its allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation in the Master Fund.

8

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2014 (continued)

2. Significant Accounting Policies (continued)

d. Fund Level Income and Expenses

Income, including interest income on any cash or cash equivalents held by the Fund, and expenses are recognized and recorded on an accrual basis. Expenses that are specifically attributed to the Fund are accrued and charged to the Fund. Although the Fund bears its proportionate share of the management fees paid by the Master Fund, the Fund pays no direct management fee to the Adviser.

e. Expense Limitation Agreement

Effective February 1, 2010, the Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation (as defined below) and any acquired fund fees and expenses) do not exceed 2.30% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. As of March 31, 2014, there were no amounts waived or assumed that are subject for recoupment by Adviser.

f. Tax Basis Reporting

Because the Master Fund invests primarily in investments that are treated as partnerships for U.S. federal income tax purposes, the tax character of the Fund’s allocated earnings depends on the tax filings of the Private Equity Investments. Accordingly, the tax bases of these allocated earnings and the related balances are not available as of the reporting date.

g. Income Taxes

For U.S. federal income tax purposes, the Fund is treated as a partnership, and each Member in the Fund is treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Fund. Accordingly, no U.S. federal, state or local income taxes are paid by the Fund on the income or gains of the Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Fund.

The Adviser determines whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2014, the tax years from the year 2010 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

h. Cash and Cash Equivalents

Pending investment in the Master Fund, the Fund holds cash and cash equivalents including amounts held in interest bearing deposit accounts. At times, those amounts may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

i. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires that management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Members’ capital from operations during the reporting period. Actual results can differ from those estimates.

9

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2014 (continued)

3. Fair Value Measurements

The Fund records its investment in the Master Fund at the net asset value of the Interests in the Master Fund owned by the Fund. The Master Fund’s disclosure with respect to investments held by the Master Fund under the three-tier hierarchy is discussed in the Notes to the Master Fund’s consolidated financial statements.

4. Allocation to Members’ Capital Accounts

Net profits or net losses of the Fund for each Allocation Period (as defined below) are allocated among and credited to or debited against the Members’ capital accounts in proportion to the number of Units owned by Members. Each Allocation Period begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year, (3) the day preceding a day on which Units are purchased, (4) a day on which Units are repurchased by the Fund pursuant to tenders of Units by Members, or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

The Fund maintains a separate capital account in its records for each Member. As of any date, the capital account balance of a Member is equal to the net asset value per Unit as of such date, multiplied by the number of Units held by such Member. Any amounts charged or debited against a Member’s capital account under the Fund’s ability to allocate special items, and to accrue reserves (other than among all Members in accordance with the number of Units held by each Member) are treated as a partial repurchase of such Member’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made. Additionally, such Member’s Units are reduced thereby as appropriately determined by the Fund. Any amounts credited to a Member’s capital account under the Fund’s ability to allocate special items and to accrue reserves (other than among all Members in accordance with the number of Units held by each such Member) are treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board determines such credit is required to be made. Additionally, such Member’s Units are increased thereby as appropriately determined by the Fund. As of March 31, 2014, there have been no special items or accrued receivables allocated to Members’ capital accounts.

5. Subscriptions and Repurchase of Units

Units are generally offered for purchase as of the first day of each calendar month, but may be offered more or less frequently as determined by the Board in its sole discretion.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers whether the Master Fund is making a contemporaneous repurchase offer for Interests in the Master Fund, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Master Fund Board that, under normal circumstances, the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets quarterly on or about each January 1st, April 1st, July 1st and October 1st. It is anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

6. Related Party Transactions and Other

An incentive allocation (“Incentive Allocation”) is calculated at the Master Fund and allocated to the Fund based on the Fund’s ownership of Interests in the Master Fund. The Incentive Allocation is equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each member of the Master Fund, including the Fund, over (ii) the then balance, if any, of that member’s Loss Recovery Account (as defined below) is debited from such member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund (the “Incentive Allocation Account”). The Incentive Allocation Account is maintained solely for the purpose of allocating the Incentive Allocation, and thus, the Incentive Allocation Account does not participate in the net profits and losses of the Master Fund.

10

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2014 (continued)

6. Related Party Transactions and Other (continued)

The Master Fund maintains a memorandum account for each member of the Master Fund, including the Fund (each, a “Loss Recovery Account”). Each member’s Loss Recovery Account has an initial balance of zero and is (i) increased upon the close of each Allocation Period of the Master Fund by the amount of the relevant member’s allocable share of the net losses of the Master Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such member’s allocable share of the net profits of the Master Fund for the Allocation Period. The Incentive Allocation is calculated, charged to each member of the Master Fund and credited to the Incentive Allocation Account as of the end of each Allocation Period. The Allocation Period for a member whose Interest in the Master Fund is repurchased or is transferred in part is treated as ending only for the portion of the Interest so repurchased or transferred. In addition, only the net profits of the Master Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the member’s capital account amount being so repurchased or transferred) is taken into account in determining the Incentive Allocation for the Allocation Period then ending. The member’s Loss Recovery Account is not adjusted for such member’s allocable share of the net losses of the Master Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred. For the year ended March 31, 2014, an Incentive Allocation of $973,099 was credited to the Incentive Allocation Account from the Fund’s capital account in the Master Fund.

At March 31, 2014, the Adviser owned $11,703,809 of the Fund (14.27% of Members’ Equity). A portion of the Fund’s net profits and losses, including the Incentive Allocation, is credited to or debited from Adviser’s capital account in accordance with Adviser’s respective investment percentage.

UMB Bank, N.A. (the “Custodian”) serves as custodian of the Fund’s cash balances and provides custodial services for the Fund. UMB Fund Services, Inc. (the “Administrator”) serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. For these services the Custodian and the Administrator collectively receive a fixed monthly fee, based upon average net assets, and a monthly fee based on the number of Member accounts as well as reasonable out of pocket expenses. For the year ended March 31, 2014, the Fund paid $61,024 in administration and accounting fees.

7. Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund invests substantially all of its available capital in Private Equity Investments. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets. As a result, the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. No guarantee or representation is made that the Fund’s investment objective will be met.

A further discussion of the risks associated with the Fund’s investment in the Master Fund is provided in Note 11 of the Notes to the Master Fund’s consolidated Financial Statements, the Confidential Private Placement Memorandum and Statement of Additional Information.

8. Indemnification

In the normal course of business, the Fund enters into contracts that may provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore, cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that require disclosure in the financial statements.

11

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited)

The identity of the members of the Board and brief biographical information as of March 31, 2014 is set forth below. The Master Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	5
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-Present); Director, The General Electric Company (2002-Present); Anne and Elmer Lindseth Dean, S.C. Johnson Graduate School of Management at Cornell University (1997-2007).	5
INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
Brooks Lindberg Year of Birth:1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager and Vice President	Since 2012 Since 2014	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Paradigm Properties (1998-2000); Director, Partners Group (USA) Inc. (2008-Present); Director, Partners Group Real Estate, LLC (2008-2011).	5

12

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY OFFICER
Scott Higbee Year of Birth:1973 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	President	Since Inception	Partner, Partners Group (2006-Present); Partners Group (2001-Present); Senior Associate, PricewaterhouseCoopers LLP (1997-1999); Director, Partners Group (USA) Inc. (2006-Present); Director, Partners Group Real Estate, LLC (2007-2011).	5
Robert Collins Year of Birth:1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Since Inception	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Corporate Strategic Planning/M&A, Pfizer, Inc. (2004); Associate Director, UBS Warburg LLC/PaineWebber (1998-2003).	5
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Since 2013	Partner, Ascendant Compliance Management, Inc. (2009-Present).	5
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Secretary	Since 2014	Vice President, Partners Group (2014-Present); Partners Group (2010-Present); KPMG LLP (2008-2010).	5

*
The Fund Complex consists of the Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC.

13

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

14

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (INSTITUTIONAL), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Institutional), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Institutional), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Institutional), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Institutional), LLC protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Institutional), LLC collect my personal information?
We collect your personal information, for example, when you

• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc. investment adviser to the Fund and other funds, and Partners Group AG.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• Partners Group Private Equity (Institutional), LLC doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Partners Group Private Equity (Institutional), LLC doesn’t jointly market.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2014

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)
Table Of Contents

For the Year Ended March 31, 2014

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-6
Consolidated Statement of Assets, Liabilities and Members' Equity	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Members' Equity	9
Consolidated Statement of Cash Flows	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	12-20
Fund Management	21-22
Other Information	23-26

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)
Report of Independent Registered Public Accounting Firm

For the Year Ended March 31, 2014

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC:

In our opinion, the accompanying consolidated statement of assets, liabilities and members’ equity, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in members’ equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Partners Group Private Equity (Master Fund), LLC (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its members’ equity for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the management of Direct Investments and Private Equity Fund Investments or agent banks and the application of alternative auditing procedures where replies had not been received, provide a reasonable basis for our opinion.

May 30, 2014

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Schedule of Investments – March 31, 2014

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL MEMBERS’ EQUITY
Percentages as a percentage of total investments are as follows:

Private Equity Investments (90.83%) Direct Investments * (47.54%) Direct Equity (25.42%)	Investment Type	Geographic Region b	Fair Value **
ACP Viking Co-Investment, LLC a, c	Member interest	North America	$1,946,520
Apollo Overseas Co-Investors (MHE), L.P. a, c	Limited partnership interest	North America	7,525,748
Astorg Co-Invest Kerneos, FCPI a, c	Common equity	Western Europe	10,837,428
ATX Networks Holdings, LLC a, c	Member interest	North America	58,491
Aurora Products Group, LLC a	Member interest	North America	314,657
CapitalSpring Finance Company a, c	Warrants	North America	280,217
Carlyle Retail Turkey Partners, L.P. a, c	Limited partnership interest	South America	5,962,783
CCM Pharma Debtco Limited a	Common equity	Western Europe	1,372,268
CD&R Univar Co-Investor, L.P. a, c	Limited partnership interest	North America	2,372,490
Centauro Co-Investment Fund, L.P. a, c	Limited partnership interest	South America	8,663,376
CT Holdings (International) Limited a	Common equity	Asia - Pacific	4,501,300
DLJSAP BookCO, LLC a, c	Member interest	South America	682,841
EQT Marvin Co-Investment, L.P. a, c	Limited partnership interest	Western Europe	2,182,393
Eurodrip Co-Investment Fund I, L.P. a, c	Limited partnership interest	Western Europe	10,605,300
Fermo Limited a, c	Common equity	Asia - Pacific	2,944,473
Fermo Limited a, c	Preferred equity	Asia - Pacific	5,326,016
Gemini Global Holdings Investors, LLC a, c	Member interest	North America	5,425,790
Globetrotter Investment & Co S.C.A. a, c	Common equity	Western Europe	894,330
Globetrotter Investment & Co S.C.A. a	Preferred equity	Western Europe	9,449,040
GTS II Cayman Corporation a, c	Common equity	South America	2,533,574
Hogan S.ar.l a, c	Common equity	Western Europe	1
Hogan S.ar.l a, c	Preferred equity	Western Europe	1,216,996
Kahuna Holdco Pty Limited a	Common equity	Asia - Pacific	898,828
KKBS Group Holdings, LLC a, c	Member interest	North America	152,870
KKBS Holdings, LLC a, c	Member interest	North America	79,869
KKR Matterhorn Co-Invest, L.P. a, c	Limited partnership interest	Western Europe	13,506,003
KLFS Holdings, L.P. a, c	Limited partnership interest	North America	2,721,559
Learning Care Group (US), Inc. a, c	Warrants	North America	44,253
Mauritius (Luxembourg) Investments S.ar.l. a, c	Common equity	Western Europe	2,056,585
MPH Acquisition Holdco, L.P. a, c	Common equity	North America	20,000,000
NDES Holdings, LLC a, c	Member interest	North America	2,865,751
NTS Holding Corporation, Inc. a, c	Common equity	North America	2,672,335
Peer I S.A. a	Common equity	Western Europe	9,793,127
Peer I S.A. a, c	Preferred equity	Western Europe	2,648,001
QoL meds Holding Company, LLC a, c	Common equity	North America	9,000,000
R&R Co-Invest FCPR a, c	Common equity	Western Europe	12,209,839
Sabre Industries, Inc. a, c	Common equity	North America	741,955
S-Evergreen Holding Corp. a, c	Common equity	North America	805,446
Silver Lake Sumeru Marlin Co-Invest Fund, L.P. a, c	Limited partnership interest	North America	2,701,771
Snack Parent Corporation a, c	Preferred equity	North America	4,895,856
SPH GRD Acquisition Partners, LLC a, c	Member interest	North America	10,340,000
Spring Topco, Ltd. a, c	Common equity	North America	445,877
Strategic Partners, Inc. a	Common equity	North America	4,371,924
Surgery Center Holdings, Inc. a	Warrants	North America	33,168
Swissport II Co-Invest FCPR a, c	Common equity	Western Europe	7,853,755
THL Equity Fund VI Investors (BKFS), L.P. a, c	Common equity	North America	9,750,000

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Schedule of Investments – March 31, 2014 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Geographic Region b	Fair Value **
Valhalla Co-Invest, L.P. a	Limited partnership interest	Western Europe	$5,424,575
Velocity Holdings L.P. a, c	Common equity	North America	1,598,166
Velocity Technologies Solutions, Inc. a, c	Common equity	North America	8,424,000
Virtuoso Lux I SarL a, c	Common equity	Western Europe	4,036,355
Virtuoso Lux I SarL a, c	Shareholder loan	Western Europe	16,910,203
			242,078,103

Direct Debt (22.12%)	Interest	Maturity	Investment Type	Geographic Region b	Fair Value **
American Importing Company Inc. and Ann's House of Nuts a	Libor (1.25% floor) + 5.75%	5/23/2018	Senior	North America	$19,353,750
Attendo Care AB a	Euribor (1.25% floor) + 7.00% + 3.25% PIK	6/30/2019	Mezzanine	Western Europe	8,888,986
Attendo Care AB a	Euribor (1.25% floor) + 10.25% PIK	6/30/2019	Senior	Western Europe	3,078,499
ATX Networks Corp. a	12.00% + 2.00% PIK	5/12/2016	Mezzanine	North America	991,887
Australian Satellite Communications Pty Ltd. a	Libor + 4.75%	5/31/2018	Senior	Asia - Pacific	7,628,716
Beauty Holding Two AG a	Euribor + 1.50% + 10.00% PIK	12/12/2020	Mezzanine	Western Europe	9,193,614
Biomnis a	7.00% + 7.00% PIK	9/3/2019	Senior	Western Europe	3,086,650
Biomnis a	7.00% PIK	9/3/2019	Senior	Western Europe	2,649,715
CapitalSpring Finance Company a	9.00% + 3.75% PIK	9/20/2018	Mezzanine	North America	7,542,047
CCM Pharma Debtco Limited a	Libor (1.50% floor) + 6.50% + 4.00% PIK	12/31/2020	Mezzanine	Western Europe	10,863,166
Evergreen ACQC01, L.P. a	10.25%	7/11/2022	Mezzanine	North America	6,325,000
Global Tel*Link Corporation a	Libor (1.25% floor) + 7.75%	11/23/2020	Second Lien	North America	10,094,000
Global Tel*Link Corporation a	Libor (1.25% floor) + 3.75%	12/14/2017	Senior	North America	4,148,339
KACC Acquisition, LLC a	12.00% + 1.00% PIK	6/29/2018	Mezzanine	North America	4,329,519
Kahuna Bidco Pty Limited a	BBSY + 5.00% + 3.50% PIK	12/31/2016	Mezzanine	Asia - Pacific	5,053,427
Kerisper S.A.S a	Euribor + 3.00% + 3.50% PIK	12/31/2017	Second Lien	Western Europe	7,470,890
Learning Care Group (US) No. 2, Inc. a	Libor (1.25% floor) + 4.50%	5/8/2019	Senior	North America	12,070,544
Learning Care Group (US) No. 2, Inc. a	15.00% PIK (2x redemption preference)	6/30/2016	Mezzanine	North America	562,667
Newcastle Coal Infrastructure Group Pty, Ltd. a	BBSY + 7.00% + (step-ups to 9.00%)	1/22/2023	Mezzanine	Asia - Pacific	3,864,820
Panda Temple Power Intermediate Holdings I, LLC a	Libor (0.50% floor) + 13.00% PIK	7/27/2020	Mezzanine	North America	6,643,875
Photonis Technologies S.A.S a	Libor (1.00% floor) + 7.50%	9/18/2019	Second Lien	Western Europe	9,122,636
Sabre Industries, Inc. a	10.00%	2/22/2019	Mezzanine	North America	4,040,871
Securitas Direct Holding AB a	Euribor + 3.75% + 6.75% PIK	9/2/2019	Mezzanine	Western Europe	7,888,314
Ship Luxco 3 S.a.r.l. a	Libor (1.25% floor) + 3.50%	11/30/2019	Senior	Western Europe	20,118,000
Springer Science+Business Media Deutschland GmbH a	Libor (1.00% floor) + 4.00%	8/14/2020	Senior	Western Europe	9,925,063
Sun Products Corporation (The) a	Libor (1.25% floor) + 4.25%	3/23/2020	Senior	North America	12,707,442
Surgery Center Holdings, Inc. a	Libor (1.25% floor) + 4.75%	4/11/2019	Senior	North America	4,930,870
Triactor Acquico AB a	Euribor (2.00% floor) + 7.00% + 5.00% PIK	9/29/2017	Mezzanine	Western Europe	737,763
TrustHouse Services Group a	Libor (1.25% floor) + 4.50%	4/15/2019	Senior	North America	7,349,577
					210,660,647
Total Direct Investments (47.54%)					$452,738,750

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Schedule of Investments – March 31, 2014 (continued)

Private Equity Investments (continued) Secondary Investments* (37.82%)	Geographic Region b	Fair Value
3i Europartners Vb, L.P. a	Western Europe	$1,208,344
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. a, c	Western Europe	859,215
Abingworth Bioventures V, L.P. a	Western Europe	782,870
Advent International GPE VI, L.P. a	Western Europe	4,782,995
Apax Europe VI - A, L.P. a	Western Europe	876,192
Apax Europe VII - B, L.P. a, c	Western Europe	765,605
Apollo Investment Fund IV, L.P. a, c	North America	9,186
Apollo Investment Fund VI, L.P. a	North America	1,608,361
Apollo Investment Fund VII, L.P. a	North America	1,043,292
Apollo Overseas Partners (Delaware) VII, L.P. a	North America	365,091
Ares Corporate Opportunities Fund III, L.P. a	North America	273,943
Bain Capital Fund X, L.P. a	North America	35,243,055
Bain Capital X Co-Investment Fund, L.P. a	North America	1,144,750
Baring Asia Private Equity Fund IV, L.P. a	Asia - Pacific	546,629
Blackstone Capital Partners V/F, L.P. a	North America	4,248,537
Blackstone Capital Partners V-S, L.P. a	North America	497,356
Candover 2001 Fund UK No. 2, L.P. a	Western Europe	161,818
Candover 2005 Fund, L.P. a, c	Western Europe	1,122,732
Carlyle Europe Partners II, L.P. a	Western Europe	853,727
Carlyle Europe Partners III, L.P. a	Western Europe	12,884,866
Carlyle Japan International Partners II, L.P. a	Asia - Pacific	6,003,179
Carlyle Partners IV, L.P. a	North America	2,808,091
Carlyle Partners V, L.P. a	North America	1,277,433
Carlyle Partners V/B, L.P. a	North America	6,095,244
Citigroup Venture Capital International Growth Offshore I, L.P. a	Asia - Pacific	58,579
Citigroup Venture Capital International Growth Offshore II, L.P. a	Asia - Pacific	690,143
Citigroup Venture International Growth Partnership II, L.P. a	Asia - Pacific	2,080,801
Clayton, Dubilier & Rice Fund VII, L.P. a	North America	7,850,193
Clayton, Dubilier & Rice Fund VIII, L.P. a	North America	19,187,622
CVC Capital Partners Asia Pacific III, L.P. a	Asia - Pacific	3,536,998
CVC European Equity Partners Tandem Fund (A), L.P. a	Western Europe	617,728
CVC European Equity Partners V, L.P. a	Western Europe	4,853,827
daVinci Japan Real Estate Partners IV, L.P. a, c	Asia - Pacific	9,406
Duke Street VI US No. 1 Limited Partnership a	Western Europe	301,490
Fourth Cinven Fund, L.P. a	Western Europe	782,265
Frazier Healthcare VI, L.P. a	North America	1,296,439
FS Equity Partners V, L.P. a, c	North America	3,728,302
Green Equity Investors Side V, L.P. a	North America	2,148,108
Gryphon Partners 3.5, L.P. a	North America	1,629,613
Harvest Partners V, L.P. a	North America	544,062
Hellman & Friedman Capital Partners VI, L.P. a	North America	2,658,069
H.I.G. Bayside Debt & LBO Fund II, L.P. a	North America	792,815
Highstar Capital III Prism Fund, L.P. a	North America	1,310,839
Investcorp Private Equity 2007 Fund, L.P. a	North America	4,630,536
Investcorp Technology Partners III (Cayman), L.P. a, c	North America	2,018,600
Irving Place Capital Investors II, L.P. a	North America	40,546
Irving Place Capital Partners III, L.P. a	North America	1,313,135
KKR European Fund III, L.P. a	Western Europe	7,355,657
Lightyear Fund II, L.P. a, c	North America	22,319,711
Madison Dearborn Capital Partners V-A and V-B, L.P. a	North America	8,694,039
Madison Dearborn Capital Partners VI-C, L.P. a	North America	1,001,698
MidOcean Partners III, L.P. a	North America	2,522,920
Montagu III, L.P. a	Western Europe	47,126
Oak Investment Partners XII, L.P. a	North America	1,859,582
Palladium Equity Partners III, L.P. a	North America	677,088
Pamlico Capital GP I, LLC a, c	North America	1

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Schedule of Investments – March 31, 2014 (continued)

Private Equity Investments (continued) Secondary Investments* (continued)	Geographic Region b	Fair Value
Pamlico Capital GP II, LLC a, c	North America	$110,798
Pamlico Capital II, L.P. a, c	North America	4,295,815
Pamlico Capital Secondary Fund, L.P. a, c	North America	479,918
Permira Europe I, L.P. 1B a, c	North America	55,233
Permira Europe II, L.P. a, c	Western Europe	164,246
Permira Europe III, L.P. a	Western Europe	2,384,247
Permira IV Continuing, L.P. 1 a	Western Europe	23,582,923
Providence Equity Partners IV, L.P. a	North America	107,472
Providence Equity Partners V, L.P. a	North America	855,267
Providence Equity Partners VI, L.P. a	North America	14,662,190
Providence Equity Partners VII-A, L.P. a	North America	345,928
Ripplewood Partners II, L.P. a, c	North America	6,435,477
Silver Lake Partners III, L.P. a	North America	9,728,013
Silver Lake Sumeru Fund, L.P. a	North America	296,579
Sun Capital Partners V, L.P. a	North America	24,528,047
TCV VI, L.P. a, c	North America	1,102,430
TCV VII (A), L.P. a, c	North America	10,068,868
Terra Firma Capital Partners III, L.P. a, c	Western Europe	14,236,561
Thomas H. Lee Parallel (DT) Fund VI, L.P. a	North America	2,683,216
Thomas H. Lee Parallel Fund VI, L.P. a	North America	2,400,181
TPG Partners V, L.P. a	North America	7,251,314
TPG Partners VI, L.P. a	North America	18,481,620
Tudor Ventures III, L.P. a, c	North America	5,736,148
Warburg Pincus Private Equity IX, L.P. a	North America	559,456
Warburg Pincus Private Equity X, L.P. a	North America	17,702,493
Total Secondary Investments (37.82%)		$360,274,889

Primary Investments* (5.47%)	Geographic Region b	Fair Value
Advent International GPE VII-B, L.P. a, c	North America	$5,152,658
Altra Private Equity Fund II, L.P. a, c	South America	476,173
Apollo Investment Fund VIII, L.P. a, c	North America	370,972
Ares Corporate Opportunities Fund IV, L.P. a, c	North America	2,238,422
Avista Capital Partners II, L.P. a	North America	1,177,074
Avista Capital Partners III, L.P. a	North America	5,493,370
Baring Asia Private Equity Fund V, L.P. a, c	Asia - Pacific	2,671,958
CapVest Equity Partners III B, L.P. a, c	Western Europe	1,490,913
Clayton Dubilier & Rice Fund IX, L.P. a	North America	1,958,417
Crescent Mezzanine Partners VIB, L.P. a	North America	1,604,244
CVC Capital Partners VI (A) L.P. a, c	Western Europe	72,701
EQT VI (No.1), Limited Partnership a, c	Western Europe	2,255,715
Genstar Capital Partners VI, L.P. a	North America	1,188,944
Hony Capital Partners V, L.P. a	Asia - Pacific	2,655,907
KKR North America Fund XI, L.P. a, c	North America	5,107,601
Kohlberg TE Investors VII, L.P. a	North America	1,503,714
New Enterprise Associates 14, L.P. a, c	North America	2,103,442
Pátria - Brazilian Private Equity Fund IV, L.P. a, c	South America	1,265,719
PennantPark Credit Opportunities Fund, L.P. a	North America	11,004,967
Silver Lake Partners IV, L.P. a, c	North America	461,317
Windjammer Senior Equity Fund IV, L.P. a, c	North America	1,818,933
Total Primary Investments (5.47%)		$52,073,161

Total Private Equity Investments (Cost $745,476,432) (90.83%)		$865,086,800

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Schedule of Investments – March 31, 2014 (continued)

Common Stocks (0.04%) Consumer Services (0.01%)	Shares	Geographic Region b	Fair Value
Collins Foods, Ltd.	31,505	Asia - Pacific	$58,102
Total Consumer Services (0.01%)			58,102

Retailing (0.03%)	Shares	Geographic Region b	Fair Value
HomeAway, Inc. c	9,502	North America	$357,940
Total Retailing (0.03%)			357,940

Total Common Stocks (Cost $262,037) (0.04%)			$416,042

Short-Term Investments (12.60%) U.S. Government Treasury Obligations (12.60%)	Principal	Fair Value
U.S. Treasury Bill, 0.025%, 04/10/2014 d	30,000,000	$29,999,813
U.S. Treasury Bill, 0.041%, 04/24/2014 d	20,000,000	19,999,489
U.S. Treasury Bill, 0.030%, 05/08/2014 d	20,000,000	19,999,383
U.S. Treasury Bill, 0.035%, 05/29/2014 d	20,000,000	19,998,872
U.S. Treasury Bill, 0.051%, 06/05/2014 d	30,000,000	29,998,920
Total U.S. Government Treasury Obligations (12.60%)		$119,996,477

Total Short-Term Investments (Cost $119,994,849) (12.60%)		$119,996,477

Total Investments (Cost $865,733,318) (103.47%)		985,499,319

Liabilities in Excess of Other Assets (-3.47%)		(33,049,129)

Members' Equity (100.00%)		$952,450,190

*
Direct private equity investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary investments involve acquiring single or portfolios of assets on the secondary market.

**
The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Master Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Note 2.b for further detail regarding the valuation policy of the Master Fund.

a
Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Total cost and fair value of restricted portfolio funds as of March 31, 2014 was $745,476,432 and $865,086,800, respectively.

b	Geographic region is based on where a Private Equity Investment is headquartered and may be different from where such Private Equity Investment invests or operates.

c	Non-income producing.

d	Each issue shows the rate of the discount at the time of purchase.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Statement of Assets, Liabilities and Members’ Equity – March 31, 2014

Assets
Private Equity Investments, at fair value (cost $745,476,432)	$865,086,800
Common stocks, at fair value (cost $262,037)	416,042
Short-term investments, at fair value (cost $119,994,849)	119,996,477
Cash and cash equivalents	36,621,308
Cash denominated in foreign currencies (cost $1,985,846)	1,693,244
Interest receivable	2,026,113
Investment sales receivable	22,750
Prepaid assets	44,586
Other receivable	114,000

Total Assets	$1,026,021,320

Liabilities
Investment purchases payable	$48,146,954
Repurchase amounts payable for tender offers	20,940,880
Forward foreign currency contracts payable	1,138,471
Management fee payable	2,027,579
Professional fees payable	457,946
Interest expense payable	292,526
Accounting and administration fees payable	168,209
Board of Managers' fees payable	45,000
Custodian fees payable	23,763
Other payable	329,802

Total Liabilities	$73,571,130

Members' Equity	$952,450,190

Members' Equity consists of:
Members' Equity Paid-in	$730,168,269
Accumulated net investment income	28,757,598
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency translation	75,189,395
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	118,334,928

Total Members' Equity	$952,450,190

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Statement of Operations – For the Year Ended March 31, 2014

Investment Income
Dividends (net of $139,996 foreign withholding tax)	$10,093,921
Interest	20,781,795
Transaction fee income	722,181
Other income	522,174

Total Investment Income	32,120,071

Operating Expenses
Management fee	11,398,177
Professional fees	952,775
Interest expense	506,258
Accounting and administration fees	474,169
Insurance expense	136,154
Custodian fees	92,874
Board of Managers' fees	90,000
Other expenses	262,682

Net Expenses	13,913,089

Net Investment Income	18,206,982

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from investments	15,081,912
Net realized loss on forward foreign currency contracts	(401,175)
Net realized gain on foreign currency translation	4,075
Net realized gain distributions from primary and secondary investments	38,410,123
Net change in accumulated unrealized appreciation (depreciation) on:
Investments	56,143,593
Foreign currency translation	(356,742)
Forward foreign currency contracts	(2,837,413)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	106,044,373

Net Increase in Members' Equity From Operations	$124,251,355

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Members’ Equity – For the Years Ended March 31, 2013 and 2014

	Adviser’s Equity	Members’ Equity	Total Members’ Equity
Members' Equity at March 31, 2012	$1,245,503	$383,242,605	$384,488,108
Capital contributions	—	253,029,534	253,029,534
Capital tenders	(5,544,507)	(30,181,642)	(35,726,149)
Net investment income	—	7,694,579	7,694,579
Net realized gain from investments	—	2,058,869	2,058,869
Net realized loss on forward foreign currency contracts	—	(392,624)	(392,624)
Net realized gain on foreign currency translation	—	149,014	149,014
Net realized gain distributions from primary and secondary investments	—	12,906,770	12,906,770
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	—	33,305,501	33,305,501

Adviser’s Incentive Allocation from April 1, 2012 to March 31, 2013	5,568,043	(5,568,043)	—

Members' Equity at March 31, 2013	$1,269,039	$656,244,563	$657,513,602

Capital contributions	—	245,760,013	245,760,013
Capital tenders	(10,976,482)	(64,098,298)	(75,074,780)
Net investment income	—	18,206,982	18,206,982
Net realized gain from investments	—	15,081,912	15,081,912
Net realized loss on forward foreign currency contracts	—	(401,175)	(401,175)
Net realized gain on foreign currency translation	—	4,075	4,075
Net realized gain distributions from primary and secondary investments	—	38,410,123	38,410,123
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	—	52,949,438	52,949,438

Adviser's Incentive Allocation from April 1, 2013 to March 31, 2014	12,420,143	(12,420,143)	—

Members’ Equity at March 31, 2014	$2,712,700	$949,737,490	$952,450,190

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows – For the Year Ended March 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$124,251,355
Adjustments to reconcile Net Increase in Members' Equity from Operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	(52,949,438)
Net realized gain from investments, forward foreign currency contracts and foreign currency translation	(53,094,935)
Purchases of Private Equity Investments	(488,457,082)
Distributions received from Private Equity Investments	199,549,332
Net (purchases) sales of common stocks	(131,745)
Net (purchases) sales of short-term investments	33,991,668
Net realized loss on forward foreign currency contracts	(401,175)
Net realized gain distributions from primary and secondary investments	38,410,123
Increase in interest receivable	(189,759)
Increase in investment sales receivable	(22,750)
Increase in prepaid assets	(44,061)
Increase in other receivable	(114,000)
Increase in investment purchases payable	37,994,661
Increase in management fee payable	681,062
Decrease in professional fees payable	(49,832)
Decrease in interest expense payable	(46,593)
Increase in accounting and administration fees payable	100,153
Increase in Board of Managers' fees payable	45,000
Increase in custodian fees payable	10,874
Increase in other payable	45,242
Net Cash Used in Operating Activities	(160,421,900)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' capital contributions	245,760,013
Distributions for Members' capital tenders	(63,143,308)
Net Cash Provided by Financing Activities	182,616,705

Net change in cash and cash equivalents	22,194,805

Effect of exchange rate changes on cash	(352,667)

Cash and cash equivalents at beginning of year	16,472,414
Cash and cash equivalents at End of Year	$38,314,552

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Period from Commencement of Operations - July 1, 2009 through March 31, 2010
Total Return Before Incentive Allocation (1)	15.94%	11.20%	9.11%	11.08%	4.30	%(3)

Total Return After Incentive Allocation (1)	14.55%	10.21%	8.33%	9.95%	3.80	%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000's)	$952,450	$657,514	$384,488	$166,326	$28,214

Net investment income (loss) to average net assets before Incentive Allocation	2.20%	1.48%	1.17%	(0.06)%	(3.02	)%(4)
Ratio of gross expenses to average net assets, excluding Incentive Allocation (2)	1.68%	1.65%	1.63%	2.20%	4.96	%(5)
Incentive Allocation to average net assets	1.50%	1.07%	0.86%	1.86%	0.99	%(3)
Ratio of gross expenses and Incentive Allocation to average net assets (2)	3.18%	2.72%	2.49%	4.06%	5.95	%(4)(5)
Expense waivers to average net assets	0.00%	0.00%	0.00%	(0.02)%	(1.16	)%(4)
Ratio of net expenses and Incentive Allocation to average net assets	3.18%	2.72%	2.49%	4.04%	4.79	%(4)
Ratio of net expenses to average net assets, excluding Incentive Allocation	1.68%	1.65%	1.63%	2.18%	3.79	%(4)(5)

Portfolio Turnover	26.77%	15.47%	8.39%	5.71%	13.05	%(3)(5)

(1)
Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(3)	Not annualized.

(4)	Annualized.

(5)	The Incentive Allocation and/or organizational expenses are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) was organized as a limited liability company under the laws of the State of Delaware on August 4, 2008 and commenced operations on July 1, 2009. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. A Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Master Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, any committee of the Board, or the Adviser. The objective of the Master Fund is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments. The Master Fund may make investments through its wholly-owned subsidiary, Partners Group Private Equity (Subholding), LLC (the “Subsidiary”). The Board has oversight responsibility for the Master Fund’s investment in the Subsidiary and the Master Fund’s role as sole shareholder of the Subsidiary.

The Master Fund is a master investment portfolio in a master-feeder structure. Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC, and Partners Group Private Equity (Institutional TEI), LLC, (collectively “the Feeder Funds”) invest substantially all of their assets, directly or indirectly, in the limited liability company interests (“Interests”) of the Master Fund and become members of the Master Fund (“Members”).

2. Significant Accounting Policies

The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Master Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Master Fund include direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Master Fund estimates the fair value of its Private Equity Investments in conformity with U.S. GAAP. The Master Fund’s valuation procedures (the “Valuation Procedures”), which have been approved by the Board, require evaluation of all relevant factors available at the time the Master Fund values its investments. The inputs or methodologies used for valuing the Master Fund’s Private Equity Investments are not necessarily an indication of the risk associated with investing in those investments.

Direct Investments

In assessing the fair value of non-traded Direct Investments, the Master Fund uses a variety of methods such as the time of last financing, earnings and multiple analysis, discounted cash flow and third party valuation, and makes assumptions that are based on market conditions existing at each end of the reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for long-term debt where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment determined by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Master Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Daily Traded Investments

The Master Fund values investments traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board, at their last sales price, or (2) on NASDAQ at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Securities traded on a foreign securities exchange generally are valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate provided by a recognized pricing service.

Investments for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost.

c. Cash and Cash Equivalents

Pending investment in Private Equity Investments and in order to maintain liquidity, the Master Fund holds cash, including amounts held in foreign currency and short-term interest bearing deposit accounts. At times, those amounts may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Master Fund are maintained in U.S. Dollars. Generally, assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates. As of March 31, 2014 the Master Fund has forty investments denominated in Euros, five investments denominated in British Pounds, four investments denominated in Australian Dollars, two investments denominated in Swiss Francs, one investment denominated in Brazilian Real, one investment denominated in Hong Kong Dollars, one investment denominated in Japanese Yen, one investment denominated in Norwegian Kronor and one investment denominated in Swedish Kronor. The Master Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Master Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Master Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Master Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Master Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

2. Significant Accounting Policies (continued)

e. Forward Foreign Currency Exchange Contracts (continued)

During the year ended March 31, 2014, the Master Fund entered into four short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Master Fund had $401,175 in net realized losses, and a $2,837,413 change in net unrealized depreciation on forward foreign currency exchange contracts.

At March 31, 2014, the Master Fund had one outstanding short forward foreign currency exchange contract:

		Contract Amount			Unrealized Appreciation (Depreciation)
Settlement Date	Currency	Buy	Sell	Value		Counterparty
April 24, 2014	Euro (€)	$62,950,073	€46,500,000	$64,088,544	$(1,138,471)	Barclays Capital

f. Investment Income

The Master Fund records distributions of cash or in-kind securities from Private Equity Investments at fair value based on the information from distribution notices when distributions are received. Thus, the Master Fund would recognize within the Consolidated Statement of Operations its share of realized gains or (losses) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Private Equity Investments. Unrealized appreciation/depreciation on investments within the Consolidated Statement of Operations includes the Master Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and the Master Fund’s share of undistributed net investment income or (loss) from Private Equity Investments for the relevant period.

g. Master Fund Expenses

The Master Fund bears all expenses incurred in the business of the Master Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; managers’ fees; and expenses of meetings of the Board.

h. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of secondary investments consist of imputed expenses relating to the amortization of deferred payments on investments purchased in secondary transactions. Such expenses are recognized on a monthly basis until the due date of a deferred payment. At due date the net present value of such payment equals the notional amount due to the respective counterparty.

i. Income Taxes

For U.S. federal income tax purposes, the Master Fund is treated as a partnership, and each Member of the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Master Fund. Accordingly, no U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

The Adviser determines whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2014, the tax years from the year 2010 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

2. Significant Accounting Policies (continued)

j. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

k. Consolidated Financial Statements

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Members’ Equity, Statement of Cash Flows and Financial Highlights of the Master Fund include the accounts of the Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

l. Disclosures about Offsetting Assets and Liabilities

The Master Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Offsetting Assets and Liabilities which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

For financial reporting purposes, the Master Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The Master Fund has adopted the new disclosure requirements on offsetting in the following table:

The following table presents the Master Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral received by the Master Fund as of March 31, 2014:

Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Collateral Pledged	Net Amount 1
Barclays Capital	$1,138,471	$—	$—	$—	$(1,138,471)

1	Net amount represents the net amount payable to the counterparty in the event of default.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

•
Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such day, the mean between the closing bid and ask prices on such day. The Master Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Master Fund holds a large position and a sale could reasonably impact the quoted price.

•
Level 2 – Pricing inputs are other than quoted prices in active markets (i.e. Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

•
Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category generally include equity investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the company operates, comparable market transactions, company performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, as well as discounted cash flow analysis. The following table presents the Master Fund’s investments at March 31, 2014 measured at fair value. Due to the inherent uncertainty of valuations, estimated values may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity Investments	$—	$—	$242,078,103	$242,078,103
Direct Debt Investments	—	—	210,660,647	210,660,647
Total Direct Investments*	$—	$—	$452,738,750	$452,738,750
Secondary Investments*	—	—	360,274,889	360,274,889
Primary Investments*	—	—	52,073,161	52,073,161
Common Stocks	416,042	—	—	416,042
Short-Term Investments	119,996,477	—	—	119,996,477
Total	$120,412,519	$—	$865,086,800	$985,499,319

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

3. Fair Value Measurements (continued)

The following is a reconciliation of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2013	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net transfers out of Level 3	Balance as of March 31, 2014
Direct Investments:
Direct Equity Investments	$114,692,973	$6,751,152	$17,575,360	$126,897,295	$(23,838,677)	$—	$242,078,103
Direct Debt Investments	142,629,230	4,339,828	2,376,925	194,565,030	(133,250,366)	—	210,660,647
Total Direct Investments*	$257,322,203	$11,090,980	$19,952,285	$321,462,325	$(157,089,043)	$—	$452,738,750
Secondary Investments*	225,522,214	3,990,532	34,937,099	133,941,708	(38,116,664)	—	360,274,889
Primary Investments*	22,313,552	—	1,050,185	33,053,049	(4,343,625)	—	52,073,161
Total	$505,157,969	$15,081,512	$55,939,569	$488,457,082	$(199,549,332)	$—	$865,086,800

The amount of the net change in unrealized appreciation for the year ended March 31, 2014 relating to investments in Level 3 assets still held at March 31, 2014 is $62,703,336, which is included as a component of net change in accumulated unrealized appreciation on investments on the Consolidated Statement of Operations.

*
Direct private equity investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary investments involve acquiring single or portfolios of assets on the secondary market. Primary investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment.

The Master Fund’s Valuation Procedures have been approved by the Board. The Valuation Procedures are implemented by the Adviser and the Master Fund’s third party administrator, both of which report to the Board. For third-party information, the Master Fund’s administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund. The Adviser employs valuation techniques for Private Equity Investments held by the Master Fund, which include discounted cash flow methods and market comparables. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Master Fund’s investments pursuant to the Valuation Procedures. The Adviser and one or more of its affiliates may act as investment advisers to clients other than the Master Fund that hold Private Equity Investments held by the Master Fund. In such cases, the Valuation Committee may value such Private Equity Investments in consultation with its affiliates. Valuation determinations by the Adviser and its affiliates for a Private Equity Investment held by other clients may result in different values than those ascribed to the same Private Equity Investment held by the Master Fund. This situation can arise in particular when reconciling fair valuation differences between U.S. GAAP and accounting standards applicable to such other clients.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser’s Valuation Committee for Level 3 Fair Value Measurements for investments held as of March 31, 2014:

Type of Security	Fair Value at 3/31/2014	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity Investments	$231,427,380	Market comparable companies	Enterprise Value to EBITDA multiple	4.20 x - 17.69 x	(9.12 x)
	3,167,435	Discounted cash flow	Discount factor	17.88% - 20.00%	(18.18%)
	4,501,300	Price to Earnings multiple	Price to Earnings multiple	2.80 x - 2.80 x	(2.80 x)
	2,701,771	Market comparable companies	Enterprise Value to Sales multiple	2.74 x – 2.74 x	(2.74 x)
	280,217	Market comparable companies	Price to Book ratio	1.00 x – 1.00 x	(1.00 x)
Direct Debt Investments	$34,453,356	Market comparable companies	Enterprise Value to EBITDA multiple	4.87 x - 12.00 x	(8.74 x)
	85,740,821	Discounted cash flow	Discount factor	7.09% - 15.56%	(11.92%)
	90,466,470	Broker quotes	Bid quotes for an inactive market	n/a

Level 3 Direct Equity Investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 Direct Debt Investments, the Master Fund arrives at a fair value through the use of an earnings and multiples analysis and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

4. Allocation of Members’ Capital

Net profits or net losses of the Master Fund for each Allocation Period (as defined below) are allocated among and credited to or debited against the capital accounts of the Members. “Allocation Period” means a period that begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year; (3) the day preceding a day on which newly issued Interests are purchased by Members, (4) a day on which Interests are repurchased by the Master Fund pursuant to tenders of Interests by Members, or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

5. Subscription and Repurchase of Members’ Interests

Interests are generally offered for purchase by Members as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase Interests from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Interests, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets quarterly on or about each January 1st, April 1st, July 1st and October 1st. At the present time, the Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but instead expects to reinvest substantially all income and gains allocable to the Members.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

6. Management Fees, Incentive Allocation, and Fees and Expenses of Managers

The Adviser is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program. In consideration for such services, the Master Fund pays the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. In no event will the Investment Management Fee exceed 1.50% as a percentage of the Master Fund’s net asset value.

In addition, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each Member over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) are debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund (the “Incentive Allocation Account”). The Incentive Allocation Account is maintained solely for the purpose of being allocated the Incentive Allocation and thus, the Incentive Allocation Account does not participate in the net profits or losses of the Master Fund.

The Master Fund maintains a memorandum account for each Member (each, a “Loss Recovery Account”). Each Member’s Loss Recovery Account has an initial balance of zero and is (i) increased upon the close of each Allocation Period by the amount of the relevant Member’s allocable share of the net losses of the Master Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such Member’s allocable share of the net profits of the Master Fund for the Allocation Period. The Incentive Allocation is calculated, charged to each Member and credited to the Incentive Allocation Account as of the end of each Allocation Period. The Allocation Period for a Member whose Interest is repurchased or is transferred in part is treated as ending only for the portion of Interests so repurchased or transferred. In addition, only the net profits of the Master Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s capital account amount being so repurchased or transferred) is taken into account in determining the Incentive Allocation for the Allocation Period then ending. The Member’s Loss Recovery Account is not adjusted for such Member’s allocable share of the net losses of the Master Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred. For the year ended March 31, 2014 an aggregate Incentive Allocation of $12,420,143 was credited to the Incentive Allocation Account.

Each member of the Board who is not an “interested person” of the Master Fund, as defined by the 1940 Act (the “Independent Managers”), receives a fee of $35,000 per year. In addition, the Master Fund pays an additional fee of $10,000 per year to the Chairman of the Board and to the Chairman of the Audit Committee. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

7. Accounting, Administration, and Custodial Agreement

UMB Bank, N.A. (the “Custodian”) serves as custodian of the Master Fund’s assets, cash balances and provides custodial services for the Master Fund. UMB Fund Services, Inc. (the “Administrator”) serves as administrator and accounting agent to the Master Fund and provides certain accounting, record keeping and investor related services. For these services the Custodian and the Administrator collectively receive a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2014, the Fund paid $474,169 in administration and accounting fees.

8. Investment Transactions

Total purchases of Private Equity Investments for the year ended March 31, 2014 amounted to $488,457,082. Total distribution proceeds from sale, redemption, or other disposition of Private Equity Investments for the year ended March 31, 2014 amounted to $199,549,332. The cost of investments in Private Equity Investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Private Equity Investments. The Master Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Investments as to the amounts of taxable income allocated to the Master Fund as of March 31, 2014.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2014 (continued)

9. Indemnification

In the normal course of business, the Master Fund may enter into contracts that provide general indemnification. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

10. Commitments

As of March 31, 2014, the Master Fund had contributed 76% or $980,175,355 of the total of $1,294,564,107 of its capital commitments to its Private Equity Investments. With respect to its (i) Direct Investments it had contributed $592,966,231 of $609,753,326 in total commitments, (ii) secondary Private Equity Investments it had contributed $334,188,582 of $520,257,055 in total commitments, and (iii) primary Private Equity Investments it had contributed $53,020,542 of $164,553,726 in total commitments, in each case, as of March 31, 2014.

11. Risk Factors

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund invests substantially all of its available capital in Private Equity Investments. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Master Fund may have a concentration of investments, as permitted by the Confidential Private Placement Memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments.

Interests in the Master Fund provide limited liquidity because Members will not be able to redeem Interests on a daily basis because the Master Fund is a closed-end fund. Therefore investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

A further discussion of the risks associated with an investment in the Master Fund is provided in the Confidential Private Placement Memorandum and Statement of Additional Information.

12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund and has determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited)

The identity of the members of the Board and brief biographical information as of March 31, 2013 is set forth below. The Master Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE MASTER FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	5
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-Present); Director, The General Electric Company (2002-Present); Anne and Elmer Lindseth Dean, S.C. Johnson Graduate School of Management at Cornell University (1997-2007).	5
INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE MASTER FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
Brooks Lindberg Year of Birth:1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager and Vice President	Since 2012 Since 2014	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Paradigm Properties (1998-2000); Director, Partners Group (USA) Inc. (2008-Present); Director, Partners Group Real Estate, LLC (2008-2011).	5

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE MASTER FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY OFFICER
Scott Higbee Year of Birth:1973 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	President	Since Inception	Partner, Partners Group (2006-Present); Partners Group (2001-Present); Senior Associate, PricewaterhouseCoopers LLP (1997-1999); Director, Partners Group (USA) Inc. (2006-Present); Director, Partners Group Real Estate, LLC (2007-2011).	5
Robert Collins Year of Birth:1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Since Inception	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Corporate Strategic Planning/M&A, Pfizer, Inc. (2004); Associate Director, UBS Warburg LLC/PaineWebber (1998-2003).	5
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Since 2013	Partner, Ascendant Compliance Management, Inc. (2009-Present).	5
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Secretary	Since 2014	Vice President, Partners Group (2014-Present); Partners Group (2010-Present); KPMG LLP (2008-2010).	5

*
The Fund Complex consists of the Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management Agreement

At a meeting of the Board held on December 5, 2013, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Master Fund and the Feeder Funds (collectively, the “Funds”).

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Master Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Funds and the extent to which these would be passed on to the Funds; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Master Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers, including affiliates of the Adviser, to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Funds.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Master Fund are appropriate and consistent with the terms of the limited liability company agreement of the Master Fund, that the quality of those services is consistent with industry norms and that the Master Fund benefits from the Adviser’s management of the Master Fund investment program.

The Board noted that the performance of the Master Fund had been positive since inception and had less volatility than the equity markets, as measured by the S&P 500 Index.

The Board also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Master Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Board noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Master Fund investment opportunities that would not be available to the Master Fund if the Adviser was not the Master Fund’s investment adviser.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered the anticipated costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Master Fund. The Board also reviewed the servicing fees paid to the Adviser or its affiliates by the Partners Group Private Equity, LLC and Partners Group Private Equity (TEI), LLC. The Board reviewed the financial statements of the Adviser and the Adviser’s parent, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits derived from its relationship with the Master Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds. The Board also concluded that the overall expense ratios of the Funds were reasonable, taking into account the size of the Funds and the quality of services provided by the Adviser.

The Board considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting that as the Funds grow, economies of scale would be realized.

The Board considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Board determined that the information presented provided a sufficient basis upon which to approve the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Master Fund and its Members

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?
We collect your personal information, for example, when you

•    open an account
•   provide account information
•   give us your contact information
•   make a wire transfer
•   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness
•    affiliates from using your information to market to you
•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc. investment adviser to the Fund and other funds, and Partners Group AG.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• Partners Group Private Equity (Master Fund), LLC doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Partners Group Private Equity (Master Fund), LLC doesn’t jointly market.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions,  regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,304 for 2013 and $25,859 for 2014, which was allocated from Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) based on the registrant’s proportionate ownership share in the Master Fund.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2013 and $0 for 2014.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2014.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC, and Partners Group Private Equity (Institutional TEI), LLC (the “Funds”) are clients of Partners Group (USA) Inc. (“the “Adviser”). All proxy voting responsibilities of the Funds are performed by the Adviser, with the assistance of administrator of the Funds.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by each Fund for which it serves as adviser, and the Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Managers.

The Adviser acts as fiduciary in relation to the portfolios of the Funds and any other clients that it may manage in the future and the assets entrusted by them to their management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients. In voting these proxies, the Adviser may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. The Adviser will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, the Adviser must track all shareholder/interest holder meetings convened by companies whose shares are held in the Adviser client accounts, identify all issues presented to shareholder/interest holders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

In addition, the Adviser may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, the Adviser views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•
The Adviser will generally vote in support of management’s nominees for the board of directors; however, the Adviser may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	The Adviser will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•
Proposals may originate from either management or shareholder/interest holders, and among other things, may request revisions to the corporate bylaws that will affect shareholder/interest holder ownership rights. The Adviser does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	The Adviser supports the following types of corporate structure and shareholder/interest holder rights proposals:

o	Management proposals for approval of stock/interest repurchase programs; stock splits (including reverse splits).
o	Authorization to increase shares outstanding.
o	The ability of shareholder/interest holders to vote on shareholder/interest holder rights plans (poison pills).
o	Shareholder/interest holder rights to eliminate or remove supermajority provisions.
o	Shareholder/interest holders’ rights to call special meetings and to act by written consent.
•	the Adviser votes against management on the following items which have potentially substantial financial or best interest impact:

o
Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders which are contrary to the best interest of existing shareholder/interest holders.

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Establishment of classified boards of directors.
o	Reincorporation in a state which has more stringent anti-takeover and related provisions.
o
Shareholder/interest holder rights plans that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Excessive compensation.
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.
o	Adjournment of meeting to solicit additional votes.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis. The Adviser uses its discretion in order to maximize shareholder/interest holder value. The Adviser generally votes as follows:

o	Against offers with potentially damaging consequences for minority shareholder/interest holders because of illiquid stock/interest, especially in some non-US markets.
o	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds.
o	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

V.	Executive and Director Equity-Based Compensation

•
The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholder/interest holders and may require a revision of certain business practices and policies.

•
The Adviser believes, however, that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management. The Adviser believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder/interest holder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Proxy Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may employ the services of a Proxy Firm, wholly independent of the Adviser, and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Adviser’s Proxy Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Proxy Committee shall make a decision about the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of the Adviser’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not the Adviser’s, best interests.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (Institutional), LLC as of June 9, 2014:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Scott Essex	Managing Director	Since Inception	Managing Director, Partners Group (USA) Inc. (2012-Present); Partners Group (2007-Present).	Portfolio Management
Jennifer Haas	Senior Vice President	Since Inception	Senior Vice President, Partners Group (USA) Inc. (2006-Present).	Portfolio Management
David Layton	Managing Director	Since 2011	Managing Director, Partners Group (USA) Inc. (2011-Present); Partners Group (2006-Present).	Portfolio Management
Brooks Lindberg	Partner	Since Inception	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Director, Partners Group (USA) Inc. (2008-Present).	Portfolio Management
Anthony Shontz	Senior Vice President	Since 2012	Senior Vice President, Partners Group (USA) Inc. (2007-Present).	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Equity (Institutional), LLC, for which the members of the Investment Committee of the Investment Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2014:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Scott Essex	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Ten accounts with a value of $1.930 billion
Jennifer Haas	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Ten accounts with a value of $1.930 billion
David Layton	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Ten accounts with a value of $1.930 billion
Brooks Lindberg	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Sixteen accounts with a value of $2.488 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Ten accounts with a value of $1.930 billion

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is an employee owned limited liability company. The ownership structure is designed to motivate and retain employees. Current employees own a majority of Partners Group Holding.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Master Fund as of March 31, 2014:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Scott Essex	None
Jennifer Haas	None
David Layton	None
Brooks Lindberg	None
Anthony Shontz	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Equity (Institutional), LLC

By (Signature and Title)*	/s/ Scott Higbee
Scott Higbee, President &
Chief Executive Officer
(Principal Executive Officer)

Date	June 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott Higbee
Scott Higbee, President &
Chief Executive Officer
(Principal Executive Officer)

Date	June 9, 2014

By (Signature and Title)*	/s/ Robert Collins
Robert Collins, Chief Financial Officer
(Principal Financial Officer)

Date	June 9, 2014

* Print the name and title of each signing officer under his or her signature.